JOINT FILING AGREEMENT


     THIS JOINT FILING AGREEMENT ("Agreement") made as of this 12th day of July, 1999, by, between and among the parties listed on the signature pages hereto.

     WHEREAS, each of the parties hereto has an obligation to file with the Securities and Exchange Commission certain information relating to certain securities of Wyndham International, Inc. ("Wyndham") on Schedule 13D pursuant to Rule 13d-1 under the Securities Exchange Act of 1934; and

     WHEREAS, each of the parties hereto acquired its interest in such Securities of Wyndham as part of the same transaction; and

     WHEREAS, the parties desire to meet their information filing obligations by a joint Schedule 13D filing.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Each of the undersigned agrees that it shall join in the preparation, execution and delivery of a joint Schedule 13D filing relating to the acquisition of certain securities of Wyndham on June 30, 1999, and that such joint filing shall be deemed to be filed on behalf of each such undersigned party.

     2. Each of the undersigned authorizes any president or vice president to execute and deliver such joint Schedule 13D filing.

     IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed as of the day and year first above written.

                                       CMS CO-INVESTMENT SUBPARTNERSHIP

                                       By: CMS Co-Investment Partners, L.P.
                                       By: CMS/Co-Investment Associates, L.P.
                                       By: MSPS/Co-Investment, Inc.


                                       By: /s/
                                          --------------------------------------
                                          Its:

                    [Signatures continued on following page]

                                       By: CMS 1997 Investment Partners, L.P.
                                       By: CMS 1997, Inc.

                                       By: /s/
                                          --------------------------------------
                                          Its:


                                       By: CMS Co-Investment Partners I-Q, L.P.
                                       By: CMS/Co-Investment Associates, L.P.
                                       By: MSPS/Co-Investments, Inc.


                                       By: /s/
                                           -------------------------------------
                                           Its:

                                       By: CMS 1997 Investment Partners, L.P.
                                       By:  CMS 1997, Inc.


                                       By: /s/
                                           -------------------------------------
                                           Its:


                                       CMS CO-INVESTMENT PARTNERS, L.P.

                                       By: CMS Co-Investment Associates, L.P.
                                       By: MSPS Co-Investment, Inc.


                                       By: /s/
                                           -------------------------------------
                                           Its:

                                       By: CMS 1997 Investment Partners, L.P.
                                       By: CMS 1997, Inc.


                                       By: /s/
                                           -------------------------------------
                                           Its:

                    [Signatures continued on following page]

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                                       CMS CO-INVESTMENT PARTNERS I-Q, L.P.
                                       By: CMS Co-Investment Associates, L.P.
                                       By: MSPS Co-Investment, Inc.


                                       By: /s/
                                           -------------------------------------
                                           Its:

                                       By: CMS 1997 Investment Partners, L.P.
                                       By: CMS 1997, Inc.


                                       By: /s/
                                           -------------------------------------
                                           Its:


                                       CMS CO-INVESTMENT ASSOCIATES, L.P.
                                       By: MSPS Co-Investment, Inc.


                                       By: /s/
                                           -------------------------------------
                                           Its:


                                       MSPS CO-INVESTMENT, INC.


                                       By: /s/
                                           -------------------------------------
                                           Its:


                                       CMS 1997 INVESTMENT PARTNERS, L.P.
                                       By: CMS 1997, Inc.


                                       By: /s/
                                           -------------------------------------
                                           Its:


                    [Signatures continued on following page]

                                       CMS 1997, INC.


                                       By: /s/
                                           -------------------------------------
                                           Its:


                                       CMS DIVERSIFIED PARTNERS, L.P.
                                       By: CMS/DP Associates, L.P.
                                       By: MSPS/DP, Inc.


                                       By: /s/
                                           -------------------------------------
                                           Its:


                                       By: CMS 1995 Investment Partners, L.P.
                                       By: CMS 1995, Inc.

                                       By: /s/
                                           -------------------------------------
                                           Its:


                                       CMS/DP ASSOCIATES, L.P.
                                       By: MSPS/DP, Inc.


                                       By: /s/
                                           -------------------------------------
                                           Its:



                                       MSPS/DP, INC.


                                       By: /s/
                                           -------------------------------------
                                           Its:


                    [Signatures continued on following page]

                                       CMS 1995 INVESTMENT PARTNERS, L.P.
                                       By: CMS 1995, Inc.


                                       By: /s/
                                           -------------------------------------
                                           Its:



                                       CMS 1995, INC.


                                       By: /s/
                                           -------------------------------------
                                           Its: